UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     November 9, 2011

ESCALADE, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01   Other Events.

On November 14, 2011, the Company issued a press release announcing that a dividend of seven cents ($0.07) per share for the fourth quarter of 2011 would be paid to all shareholders of record on December 22, 2011 and disbursed on January 5, 2012.  All future dividend payments will be determined and declared at the Board’s discretion.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)           Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated November 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: November 14, 2011	ESCALADE, INCORPORATED

By: /s/ DEBORAH J. MEINERT
Deborah J. Meinert, Vice President and Chief Financial Officer